Exhibit 99.1

NYSE American: CTO 2019 REITWEEK PRESENTATION Falls Church, Virginia Winston Salem, North Carolina CTO’s 50TH YEAR on the NYSE

FORWARD LOOKING STATEMENTS CONSOLIDATED TOMOKA If we refer to “we,” “us,” “our,” or “the Company,” we mean Consolidated-Tomoka Land Co. and its consolidated subsidiaries. Certain statements contained in this presentation (other than statements of historical fact) are forward-looking statements. Words such as “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Although forward-looking statements are made based upon management’s expectations and beliefs concerning future Company actions and developments and their potential effect upon the Company, a number of factors could cause the Company’s actual results to differ materially from those set forth in the forward-looking statements. Such factors may include uncertainties associated with the following: closing of pending land transactions or other dispositions of assets, including the likelihood, timing, and final transaction terms thereof; the estimate of the cost of completing improvements affiliated with certain investments; the impact of permitting or other transactional activities on the total estimated gain for land sales, as well as the timing of the recognition of such gains;, our ability to obtain necessary governmental approvals for our land transactions or to satisfy other closing conditions; the risks associated with development activities including potential tax ramifications; the ability to execute share repurchase transactions; the completion of 1031 transactions; the ability for the Company to convert to a real estate investment trust; the costs of improvements for the Golf Operations assets; the ability to achieve certain leasing activity including the timing and terms thereof; the Company’s determination to pay future dividends; as well as the uncertainties and risk factors discussed in our Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. 2 ENDNOTE REFERENCES (A) THROUGH (J) USED THROUGHOUT THIS PRESENTATION ARE FOUND ON SLIDE 45

CTO SNAPSHOT CONSOLIDATED TOMOKA As of May 31, 2019 (unless otherwise noted) Portfolio Quality Organic Capital Source Discount to NAV 3 INCOME PROPERTIES 47 14 2.3mm $32.8mm STATES SQUARE FEET ANNUALIZED NOI (C) TOTAL ACRES REMAINING 5,300+ 3,200 $180.0mm ACRES UNDER CONTRACT (A) TOTAL ESTIMATED VALUE (1) EQUITY MARKET CAP $296mm $244mm $540mm NET DEBT (AT FACE VALUE) TOTAL ENTERPRISE VALUE Q1 2019 EARNINGS PER SHARE $1.21 $39.72 45% Q1 2019 BOOK VALUE PER SHARE DEBT/TEV INCOME PROPERTIES LAND HOLDINGS TOTAL ENTERPRISE VALUE (TEV) FINANCIAL METRICS Total estimated value for all 5,300 acres based on NAV worksheet on Slide #7 SHARES OUTSTANDING 4,950,565 FIDELITY, ALBUQUERQUE, NM 210,067 SF WELLS FARGO, RALEIGH, NC 450,393 SF ASPEN DEVELOPMENT, ASPEN, CO 19,596 SF 24 HOUR, FALLS CHURCH, VA 46,000 SF

YTD 2019 HIGHLIGHTS CONSOLIDATED TOMOKA Continuing to Execute Our Strategy 4 MONETIZING LAND HARVEST MULTI-TENANT REDEPLOY PROCEEDS INTO SINGLE-TENANT RETAIL TOTAL SALES PRICE: $7.0 million ACRES: ≈60.5 PRICE PER ACRE: $116,000 GAIN: $4.8mm ($0.70/share, net of tax) TOTAL SALES PRICE: $42.9 million LOCATIONS: Sarasota FL, Winter Park FL GAIN: $9.6mm ($1.37/share, net of tax) WGTD. AVG. EXIT CAP RATE: 5.82% SHARE BUYBACK RETURNING CAPITAL TO SHAREHOLDERS INVESTED CAPITAL: $29.6 million TOTAL SHARES: 508,309 AVG. PRICE/SHARE: $58.33 INVESTING IN INCOME AGGREGATE PRICE: $29.3 million AGGREGATE SQUARE FEET: 101,000 WGTD. AVG. CAP RATE: 6.47% AGGREGATE NOI: $1.9mm As of May 31, 2019

’14 – ’18 CAGR 29% ’14 – ’18 CAGR 52% ’14 – ’18 CAGR 50% ’14 – ’18 CAGR 16% ($000’s) TRACK RECORD OF STRONG OPERATING RESULTS CONSOLIDATED TOMOKA Annual Results for 2014 –2018, 1st Quarter for 2019 ($000’s) Consistent Growth in Key Metrics (1) Basic Earnings per Share including from discontinued operations (2) Annual Results as of December 31 and 2019 as of 3/31/19 (3) Prior periods adjusted to reflect reclassification of Golf Operations as a discontinued operation 5 Total Revenues (3) Operating Income (3) Book Value Per Share Earnings Per Share (1) (2) $30,932 $37,755 $65,885 $86,317 $86,689 $14,259 $- $20,000 $40,000 $60,000 $80,000 $100,000 2014 2015 2016 2017 2018 Q1 2019 $11,947 $20,882 $37,982 $39,256 $63,493 $11,724 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2014 2015 2016 2017 2018 Q1 2019 $21.83 $22.81 $25.97 $32.98 $38.95 $39.72 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 2014 2015 2016 2017 2018 Q1 2019 $0.00 $2.00 $4.00 $6.00 $8.00 2014 2015 2016 2017 2018 Q1 2019 $1.11 $1.44 $2.86 $7.53 $6.76 $1.21

COMPONENTS OF CTO’S VALUE CONSOLIDATED TOMOKA A Lot More Income than Land Percentages based on values derived on NAV worksheet on Slide #7 Excluding Cash & Restricted Cash 47 Properties 2.3 million Sq. Ft. Retail and Office NOI $32.8 million (C) Subsurface Interests >450,000 Acres 5,300 Total Acres 3,187 Acres (60%)(A) Under Contract for $90.0 million(A) Avg. Price of $28k/acre % of Total Value of Asset Components (1) As of May 31, 2019 (unless otherwise noted) 6 Income Land Other 71% 3% 26%

NAV WORKSHEET (A)(F)

As of May 31, 2019 (unless otherwise noted)

Highlighted Components of NAV	Basis for Value or Estimate	Approx. Acres	% of Total	Estimated Range of Values per Acre (A)		Value Range	
Income Properties @ 6.5% Cap Rate (F)	Cap Rate on NOI (1)						$ 505,200,000
Land Pipeline (Under Contract)	Pipeline Amount (2)(A)	3,187	60%				$ 90,000,000
Subsurface Interests	Estimated Value (A)						$ 15,000,000
Downtown Daytona Beach Land	Book Value (3)						$ 5,500,000
Golf + Mitigation /Impact Fee Credits & Other Assets	Book Value (3)						$ 4,300,000
Cash + 1031 Restricted Cash	Pro Forma						$ 17,900,000
Total Value of Assets included in NAV							**$ 637,900,000**
Less: Debt and Other Liabilities							
Debt (E)	Pro Forma						$ (261,100,000)
Other Liabilities **(Excluding Def. Tax Liability)** (4)	Book Value (3)						$ (15,100,000)
Value of NAV Components - Excluding Available Land Holdings						**$ 361,700,000**	**$ 361,700,000**
Plus: Estimated Value of Notable Available Land Parcels & Other Land Holdings							
Mixed Use Parcel	Estimated Value	203		$ 175,000	$ 225,000	$ 35,500,000	$ 45,700,000
Industrial Parcel	Estimated Value	850		$ 20,000	$ 40,000	$ 17,000,000	$ 34,000,000
E. of Williamson btwn LPGA & Strickland	Estimated Value	155		$ 70,000	$ 95,000	$ 10,900,000	$ 14,700,000
Clyde Morris & Rifle Range Road	Estimated Value	58		$ 40,000	$ 60,000	$ 2,300,000	$ 3,500,000
Range of Value Estimates - Notable Available Land Parcels		1,266	24%			**$ 65,700,000**	**$ 97,900,000**
Subtotal of NAV Components						**$ 427,400,000**	**$ 459,600,000**
Other Land Holdings		847	16%	$ 8,000	$ 10,000	$ 6,800,000	$ 8,500,000
Total Land Holdings		5,300					
Net Value of NAV Components						**$ 434,200,000**	**$ 468,100,000**
Current Equity Market Cap @ May 31, 2019						**$ 296,043,787**	**$ 296,043,787**
NAV Worksheet Value in Excess of Current Equity Market Cap						$ 138,156,213	$ 172,056,213

(1) Cap Rate on NOI (C)
(2) Contract amounts As of May 31, 2019
(3) As of March 31, 2019
(4) Excludes intangible lease liabilities

Indicative of Meaningful Discount in our Stock Price

CONSOLIDATED TOMOKA
7

IMPLIED VALUE OF LAND

As of May 31, 2019 (unless otherwise noted)

	Cap Rate Sensitivity Applied to Income Property NOI		
	6.0%	6.5%	7.0%
Equity Market Cap	$ 296,043,787	$ 296,043,787	$ 296,043,787
Debt	$ 261,100,000	$ 261,100,000	$ 261,100,000
Total Enterprise Value (TEV)	**$ 557,143,787**	**$ 557,143,787**	**$ 557,143,787**
Less: Income Properties (Value @ % cap rate on NOI [(C)])	$ (547,350,000)	$ (505,246,154)	$ (469,157,143)
Less: Estimated Value for Subsurface Interests [(A)]	$ (15,000,000)	$ (15,000,000)	$ (15,000,000)
Less: Cash & 1031 Restricted Cash	$ (17,900,000)	$ (17,900,000)	$ (17,900,000)
Less: Value of Impact Fees & Mitigation Credits, Golf, and Other Assets	$ (4,300,000)	$ (4,300,000)	$ (4,300,000)
Net TEV Attributable to Land	**$ (27,406,213)**	**$ 14,697,633**	**$ 50,786,644**
Total Acres of Land Remaining (approximately)	5,300	5,300	5,300
Net TEV per Acre Attributable to Total Land Acres	**$(5,171)**	**$2,773**	**$9,582**
Average Price per Acre - Land Sold since 2012	**≈$30,000**	**≈$30,000**	**≈$30,000**
Average Price per Acre - Land Pipeline	**≈$28,000**	**≈$28,000**	**≈$28,000**

Our Current Stock Price Implies Heavily Discounted Value for Land

CONSOLIDATED TOMOKA 8

MOMENTUM MONETIZING LAND CONSOLIDATED TOMOKA Monetizing Land With Tax Deferred Strategy (Land Sales in $000’s) Dramatic Acceleration Monetizing Land Annual Land Sales: 2013 –2018, YTD 2019 & Pipeline(A) as of 5/31/19 9 (2) (1) (1) ACRES SOLD 11.7 99.6 114.0 707.6 1,700.9 2,697.3 2013 – 2018 and YTD 2019 Total Sales  $161.1mm Acres Sold  5,392 Total Pipeline(A) : ≈3,187 Acres Proceeds ≈$90.0mm (1) (1) Includes sales proceeds representing reimbursement of infrastructure costs incurred by CTO of $1.4mm, $143k, $1.5mm and $1.6mm for 2015, 2016, 2017, and 2018, respectively (2) Includes proceeds of $15.3mm from the sale of 70% interest in mitigation bank joint venture (1) $62,390 $69,400 60.5 $2,990 $8,807 $23,946 $13,902 $47,011 $59,019 $7,010 $0 $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 2013 2014 2015 2016 2017 2018 2019

Contract/Parcel Acres Contract Amount (rounded) Price per Acre (rounded) Timing Residential (SF) 1,599 $27.0mm $17,000 ‘19 - ‘20 ICI Homes (SF) 1,016 $21.5mm $21,000 ‘19 Commercial/MOB 32 $8.1mm $253,000 ‘19 - ‘20 Residential (MF)/Retail 38 $6.1mm $161,000 Q4 ’19 Unicorp 31 $4.6mm $148,000 ‘19 - ‘20 Commercial/Retail 12 $4.5mm $375,000 ‘19 - ‘20 Residential (MF) 23 $4.0mm $174,000 ‘19 - ‘20 Unicorp 14 $3.8mm $271,000 ‘19 - ‘20 Senior Housing 13 $2.6mm $200,000 ‘19 - ‘20 Residential (SF) 98 $2.6mm $27,000 ‘19 - ‘20 Residential (MF)/Retail 19 $2.0mm $105,000 ‘20 ICI (SF) – Option Parcel 146 $1.7mm $11,000 ‘19 Borrow Pit 149 $1.6mm $11,000 ‘19 – ‘20 Totals/Average 3,187 $90.0mm $28,000 PIPELINE OF POTENTIAL LAND SALES(A) As of May 31, 2019 SF –Single Family; AR –Age Restricted, MF – Multi-Family MOB – Medical Office Bldg. Substantial Pipeline of Organic Capital for Growth to Income CONSOLIDATED TOMOKA 10 Total Acreage East of I- 95  900 Acres Total Acreage West of I-95  4,500 Acres 11 2 3 4 5 6 7 8 10 9 1 11 DIFFERENT BUYERS 60% of Remaining Land 12 13 1 2 3 7 11 8 9 5 10 6 4 12 13

INCOME PROPERTY INVESTMENTS Converting into Income ($000’s) Total Acquisitions for 2013 – 2018, YTD 2019 and Est. for Remainder of 2019 (J) Diversified Markets Higher Quality Properties Net of master tenant purchase contribution of $1.5 million for acquisition of income property in Aspen, CO in Q1 2018 Includes the investment of approximately $4.7 million for the acquisition of properties in downtown Daytona Beach, Florida in opportunity zone 11 2012 – 2018 Total Income Property Acquisitions  $499.3mm (J) As of May 31, 2019 (1)(2) $100,000 $80,675 $29,325 $39,272 $42,166 $81,734 $91,475 $79,800 $109,800 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 2013 2014 2015 2016 2017 2018 2019 Est.

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA Long Term Lease – Strong Retail Corridor 12 Single Tenant Retail 7.6 Acres 11-year Lease Term Rent Escalations every 5 yrs. Year Built 2015 Investment basis $147/SF Acquisition Cap Rate 6.30% Investment $8.1 Million 11-Year NNN Lease 55,000 Square Feet Acquired May 2019 Winston Salem, NC

SINGLE-TENANT OFFICE INVESTMENT CONSOLIDATED TOMOKA Strong Demographics – Infill Location 13 Single Tenant Retail 3.09 Acres 9-year Lease Term Rent Escalations every 5 yrs. Renovated 2012 6 miles from the Pentagon FAR estimated at 3.0x – ability to develop 400k sf of density and approved for multiple residential and commercial uses Acquisition Cap Rate 6.53% Investment $21.3 Million 9-Year NNN Lease 46,000 Square Feet Acquired May 2019 Falls Church, VA

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Sales Price: $24.6 million Sarasota, FL MULTI-TENANT PROPERTY Harvesting Value Redeploying Capital 14 Monetize Multi-Tenant Property – Redeploy Proceeds into Single-Tenant Retail Jacksonville, FL CAP RATE: 5.98% Purchase Price: $32.3 million 8 SINGLE-TENANT RETAIL GROUND LEASES CAP RATE: 5.15% Acquired: October 2018 Sold: February 2019 Unlevered IRR 10.9%

RECYCLING CAPITAL INTO SINGLE-TENANT CONSOLIDATED TOMOKA Sales Price: $18.3 million Winter Park, FL MULTI-TENANT PROPERTY Harvesting Value Redeploying Capital 15 Monetize Multi-Tenant Property – Redeploy Proceeds into Single-Tenant Retail Falls Church, VA CAP RATE: 6.53% Purchase Price: $21.3 million SINGLE-TENANT RETAIL PROPERTY CAP RATE: 6.72% Acquired: May 2019 Sold: May 2019 Unlevered IRR 8.6%

PORTFOLIO HIGHLIGHTS CONSOLIDATED TOMOKA Stronger Markets – Stronger Credits 16 (% = as a % of Total NOI) As of May 31, 2019 Total Square Feet (2) Investment Grade Tenants (H) ≈2.3 32% States 14 Total Properties Annualized NOI (1) (C) 47 $32.8 Single Tenants >10% of NOI (C) 2 Geographic Diversity (1) $ in millions (2) Square feet in millions Florida 27% North Carolina 15% New Mexico 10% Oregon 10% California 9% Texas 8% Virginia 5% Colorado 4% Georgia 4% Arizona 3% 7 Other States 5%

PORTFOLIO HIGHLIGHTS As of May 31, 2019 CONSOLIDATED TOMOKA Transitioning to Single-Tenant Over Time 17 Portfolio Mix (% = as a % of Total NOI) (1) Weighted average for Single-Tenant portfolio only is 9.3 years Annual NOI (C) ≈$32.8mm Wgtd. Avg. Lease Term 8.3 yrs. (1) Square Feet ≈2.3mm High Quality & Diversified Portfolio 48% 52% Office Retail 78% 22% Single-Tenant Multi-Tenant

TOP TENANTS VERSUS PEERS CONSOLIDATED TOMOKA Which Would You Rather Own? 18 BBB 3.4% BBB- 3.3% BBB 3.0% BBB 2.6% B- 5.5% 8.9 46% 63%/37%/0% Discount -2% Stock Price vs NAV(1)(4) Avg. Lease Term (1)(4) Leverage Level (1) (4) Retail/Office/Other (4) 14.0 32% 83%/17%/0% Premium 25% B+ 2.4% NR 1.7% NR 1.6% NR 2.7% 10.2 23% 100%/0%/0% Premium 31% BBB 5.9% AA 3.6% BBB 4.6% NR 3.4% A+ 3.3% 9.3 45% 52%/48%/0% Discount -35% BB+ 5.5% NR 4.0% NR 4.2% AG Hill A 18.0% BBB 6.1% AA- 5.4% BBB 4.0% BBB 4.7% B+ 3.6% 9.2 25% 82%/16%/2% Premium 30% NR 3.9% NR 3.3% NR 3.2% B- 3.6% NR 4.5% 14.0 26% 100%/0%/0% Premium 24% AA- 5.3% B- 4.4% NR 3.9% B 3.6% B+ 4.4% 11.5 29% 100%/0%/0% Premium 21% NR 10.4% CTO info as of May 31, 2019 and Discount to NAV from B Reilly FBR NAV as of January 11, 2019; CTO Avg. Lease Term is STNL properties only BLUE Letters denote S&P Investment Grade ratings % per tenant is as % of NOI for CTO, as of May 31, 2019, % of Base Rent (for ADC, VEREIT, NNN, O, EPRT), Rent + Interest for STOR - as of March 31, 2019 Source for Peers: Janney Montgomery Scott LLC and BMO as of May 31, 2019 NR 2.2%

HOW CTO’S PORTFOLIO STACKS UP CONSOLIDATED TOMOKA Stronger Demographics = Better Markets & Long-Term Real Estate 19 Three Mile Population(1)(3) Implied Cap Rate(2) 3-Mile Avg. Household Income(1)(3) CTO info as of May 31, 2019 Peer implied cap rates info from Janney Montgomery Scott LLC as of May 31, 2019 Peer Demographic Info: B. Riley FBR as of 2018 Based on 6.5% cap rate for NOI – see slide #8 Another Perspective on the Quality of CTO’s Portfolio (vs. Peers) CTO Stock Price at 5/31/19 $59.80 Implied Value of Land/Acre (based on est. NAV) (4) $2,800 Avg. Price/Acre of Land Under Contract $28,000 Avg. Price/Acre of 5,400 Acres Sold since 2012 $30,000 86,220 58,917 55,798 50,932 52,430 63,800 0 20,000 40,000 60,000 80,000 100,000 CTO NNN O ADC VER STOR 5.4% 5.0% 4.5% 6.6% 5.5% 0.0% 5.0% 10.0% CTO NNN O ADC VER STOR $90,491 $76,293 $74,990 $70,831 $71,257 $72,042 $0 $20,000 $40,000 $60,000 $80,000 $100,000 CTO NNN O ADC VER STOR

LIQUIDITY & LEVERAGE CONSOLIDATED TOMOKA Net Debt to TEV ≈ 45% Fixed Rate Debt ≈ 50% Unsecured Debt ≈ 79% Weighted Average Rate = 4.01% Average Duration 4.2 years As of May 31, 2019 (unless otherwise noted) Debt Schedule (E) ($ in millions) Liquidity Position ($ in 000’s) Total Commitment of Credit Facility = $200 million Amount Outstanding at face value for Convertible Notes Stated rate = 30-Day LIBOR plus 135-195 bps Maturity includes first 10 years I/O Variable Rate Mortgage Loan fixed with Interest Rate Swap and Principal Amortization beginning during Q2 2018 Amount Outstanding Rate Maturity in Years Credit Facility (1) (3) $131.8 3.81% 4.0 Convertible Notes (2) $75.0 4.50% 0.8 CMBS Loan (4) $30.0 4.33% 15.4 Mortgage Loan (5) $24.3 3.17% 1.9 Totals/Average $261.1 4.01% 4.2 Liquidity & Flexibility Attractive Rates Largely Unsecured 20 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $16,898 $68,000 Available Credit Capacity Unrestricted Cash 1031 Restricted Cash

RETURNING CAPITAL to SHAREHOLDERS (B)(D) CONSOLIDATED TOMOKA Cumulative From 2013 Through 5/31/19 Consistent Approach Accretive to NAV 21 Cumulative Shares Purchased Cumulative $ Repurchased ($ in millions) Share Buybacks(B)(D) % of CTO Shares outstanding 0.00% 0.44% 2.05% 2.60% 2.32% 2.89% (1) Includes repurchase of 320,741 shares on 4/10/19 from CTO’s largest shareholder, which was completed outside of the new $10 million buyback program Totals Since 2012 Shares Repurchased 1,123,566 Average Price/Share $55.18 % of Total Shares Outstanding >19% 8.72% $0.5 $1.4 $7.9 $15.3 $22.5 $32.3 $62.0 0 250,000 500,000 750,000 1,000,000 1,250,000 $- $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $70.0 2013 2014 2015 2016 2017 2018 2019

RETURNING CAPITAL to SHAREHOLDERS CONSOLIDATED TOMOKA 2012 Through Q2 2019 Disciplined Approach to Returning Capital 22 Annualized Dividend per Share INCREASING DIVIDEND + PAID QUARTERLY Dividends(G) Cumulative % increase in Dividend 50% 75% 100% 200% 350% 575% Note: 2019 based on annualization of Q2 2019 dividend of $0.10 per share CAGR: 39% $0.20 $0.40 900% $0.04 $0.06 $0.07 $0.08 $0.12 $0.18 $0.27 $0.20 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2012 2013 2014 2015 2016 2017 2018 2019

2019 GUIDANCE CONSOLIDATED TOMOKA Monetizing Land Growing Free Cash Flow Recycling Capital 23 FY2019 Guidance Q1 2019 Actual (unless otherwise noted) Earnings Per Share (Basic) (1)(2) $6.75 - $7.50 $0.25 Incremental EPS (Basic) From Dispositions (2) $2.25 - $2.75 $0.96 Acquisition of Income-Producing Assets (3) $80mm - $120mm $29.3mm Target Investment Yield (Initial Yield – Unlevered) (3) 5.75% - 7.25% 6.47% Disposition of Income Properties (2) (3) $50mm - $100 mm $42.9mm Target Disposition Yield (2) (3) 7.50% - 8.50% 5.82% Land Transactions (Sales Value) (3) $50mm - $70mm $7.0mm Leverage Target (as % of Total Enterprise Value) (3) < 40% of TEV 45% Reaching full year target heavily dependent upon closing of certain land transactions Incremental EPS from Dispositions not included in EPS Guidance As of 5/31/19

CONSOLIDATED TOMOKA 24 APPENDIX

✓ Lease contains rent escalations

APPENDIX
As of May 31, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Asset Type	Rentable Square Feet	Remaining Lease Term	% of NOI	
Fidelity	N/A	Albuquerque, NM	Office	Single Tenant	210,067	9.5	10.4%	✓
Wells Fargo	A+	Portland, OR	Office	Single Tenant	211,863	6.6	9.6%	
Wells Fargo	A+	Raleigh, NC	Office	Single Tenant	450,393	5.3	8.4%	✓
Hilton Grand Vacations [1]	BB+	Orlando, FL	Office	Single Tenant	133,914	7.5	5.5%	✓
24 Hour Fitness	B	Falls Church, VA	Retail	Single Tenant	46,000	8.6	4.2%	✓
AG Hill	N/A	Aspen, CO	Retail	Single Tenant	19,596	18.7	4.0%	✓
Lowe's	BBB+	Katy, TX	Retail	Single Tenant	131,644	7.7	2.8%	
LA Fitness	B+	Brandon, FL	Retail	Single Tenant	45,000	12.9	2.6%	✓
Harris Teeter	BBB	Charlotte, NC	Retail	Single Tenant	45,089	8.9	2.2%	✓
Landshark Bar & Grill	NR	Daytona Beach, FL	Retail	Single Tenant	6,264	13.7	2.2%	
CVS	BBB	Dallas, TX	Retail	Single Tenant	10,340	22.7	2.1%	
At Home	B+	Raleigh, NC	Retail	Single Tenant	116,334	10.3	2.0%	✓
Reno Riverside	BB	Reno, NV	Retail	Single Tenant	52,474	0.5	2.0%	
Container Store	NR	Phoenix, AZ	Retail	Single Tenant	23,329	10.7	1.9%	✓
Rite Aid	B	Renton, WA	Retail	Single Tenant	16,280	7.1	1.7%	
Hobby Lobby	N/A	Winston-Salem, NC	Retail	Single Tenant	55,000	10.8	1.5%	✓
Dick's Sporting Goods	NR	McDonough, GA	Retail	Single Tenant	46,315	4.7	1.4%	
Jo-Ann Fabric	B	Saugus, MA	Retail	Single Tenant	22,500	9.7	1.4%	✓
Best Buy	BBB	McDonough, GA	Retail	Single Tenant	30,038	1.7	1.3%	
Big Lots	BBB-	Germantown, MD	Retail	Single Tenant	25,589	4.7	1.1%	✓

(1) Two properties

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 25

✓ Lease contains rent escalations

APPENDIX As of May 31, 2019

Tenant/Building	S&P Credit Rating	Location	Property Type	Asset Type	Rentable Square Feet	Remaining Lease Term	% of NOI	
Big Lots	BBB-	Glendale, AZ	Retail	Single Tenant	34,512	3.7	1.1%	
Walgreens	BBB	Alpharetta, GA	Retail	Single Tenant	15,120	6.4	1.1%	
Cocina214	NR	Daytona Beach, FL	Retail	Single Tenant	5,780	13.7	1.1%	
Chuys	N/A	Jacksonville, FL	Retail	Single Tenant	7,950	13.3	1.1%	✓
Wawa	N/A	Jacksonville, FL	Retail	Single Tenant	6,267	18.6	1.1%	✓
Walgreens	BBB	Clermont, FL	Retail	Single Tenant	13,650	9.8	1.0%	
Firebirds	N/A	Jacksonville, FL	Retail	Single Tenant	6,948	8.4	0.9%	✓
Bank of America	A+	Monterey, CA	Retail	Single Tenant	32,692	1.5	0.9%	
Staples	B+	Sarasota, FL	Retail	Single Tenant	18,120	2.7	0.9%	✓
Outback	BB	Charlottesville, VA	Retail	Single Tenant	7,216	12.3	0.9%	✓
Chase	A+	Jacksonville, FL	Retail	Single Tenant	3,614	18.3	0.8%	✓
Outback	BB	Charlotte, NC	Retail	Single Tenant	6,297	12.3	0.6%	✓
Outback	BB	Austin, TX	Retail	Single Tenant	6,176	12.3	0.6%	✓
Cheddars	N/A	Jacksonville, FL	Retail	Single Tenant	8,146	8.3	0.5%	✓
Scrubbles	N/A	Jacksonville, FL	Retail	Single Tenant	4,512	18.4	0.5%	✓
Carrabas	BB	Austin, TX	Retail	Single Tenant	6,528	12.3	0.5%	✓
Moes	N/A	Jacksonville, FL	Retail	Single Tenant	3,111	18.5	0.5%	✓
PDQ	N/A	Jacksonville, FL	Retail	Single Tenant	3,366	8.2	0.5%	✓
Macaroni Grill	N/A	Arlington, TX	Retail	Single Tenant	8,123	15.0	0.4%	
Wawa	N/A	Winter Park, FL	Retail	Single Tenant	6,119	19.7	0.4%	✓
Wawa (1)	NR	Daytona Beach, FL	Retail	Single Tenant	Under Development			
Total Single Tenant					**1,902,276**	**9.3**	**83.8%**	

(1) Property formerly leased to Barnes & Noble, now subject to Ground Lease with WaWa, rent expected to commence in 2020

Single-Tenant Portfolio

CONSOLIDATED TOMOKA 26

CONSOLIDATED TOMOKA Multi-Tenant Portfolio APPENDIX 27 (C) As of May 31, 2019 (C) Lease contains rent escalations Tenant/Building S&P Credit Rating Location Property Type Asset Type Rentable Square Feet Remaining Lease Term % of NOI 3600 Peterson NR Santa Clara, CA Office Multi-Tenant 75,841 2.8 7.5% 245 Riverside Ave N/A Jacksonville, FL Office Multi-Tenant 136,856 2.8 6.3% Westcliff Shopping Center B Ft. Worth, TX Retail Multi-Tenant 136,185 3.2 1.5% Fuzzy's/World of Beer NR Brandon, FL Retail Multi-Tenant 6,715 5.4 0.5% 7-Eleven / Vacant AA- Dallas, TX Retail Multi-Tenant 4,685 5.3 0.3% Total - Multi-Tenant 360,282 3.0 16.2%

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 28 As of May 31, 2019 Albuquerque, New Mexico Asset Type Single-Tenant Office Tenant Fidelity Real Estate S&P Rating NR % of Portfolio NOI 10.4% Square Feet 210,067 Acres 25.34 Remaining Term 9.5 Year Built 2009 Purchase Date Oct 2018 Occupancy 100% Demographics 3-mile Population 3,820 3-mile Avg. HHI $54,109 3-mile Median HHI $33,589

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 29 As of May 31, 2019 Hillsboro, Oregon Asset Type Single-Tenant Office Tenant Wells Fargo Bank, N.A. S&P Rating A+ % of Portfolio NOI 9.6% Square Feet 211,863 Acres 18.92 Remaining Term 6.6 Year Built 1978/2009 Purchase Date Oct 2017 Occupancy 100% Demographics 3-mile Population 154,454 3-mile Avg. HHI $101,832 3-mile Median HHI $86,312

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 30 As of May 31, 2019 Raleigh, North Carolina Asset Type Single-Tenant Office Tenant Wells Fargo Bank, N.A. S&P Rating A+ % of Portfolio NOI 8.4% Square Feet 450,393 Acres 40.56 Remaining Term 5.3 Year Built 1996/1997 Purchase Date Nov 2015 Occupancy 100% Demographics 3-mile Population 66,925 3-mile Avg. HHI $85,716 3-mile Median HHI $65,931

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 31 As of May 31, 2019 Santa Clara, California Asset Type Multi-Tenant Office Tenant Adesto Technologies Centrify Corp. S&P Rating NR % of Portfolio NOI 7.5% Square Feet 75,841 Acres 5.42 Remaining Term 2.8 Year Built 1978/2015 Purchase Date Oct 2016 Occupancy 100% Demographics 3-mile Population 188,131 3-mile Avg. HHI $154,090 3-mile Median HHI $125,045

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 32 As of May 31, 2019 Jacksonville, Florida Asset Type Multi-Tenant Office Tenant Raymond James Northwestern Mutual S&P Rating NR % of Portfolio NOI 6.3% Square Feet 136,856 Acres 3.40 Remaining Term 2.8 Year Built 2003 Purchase Date Jul 2015 Occupancy 95% Demographics 3-mile Population 83,987 3-mile Avg. HHI $58,787 3-mile Median HHI $43,629

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 33 As of May 31, 2019 Orlando, Florida Asset Type Single-Tenant Office Tenant Hilton Grand Vacations S&P Rating BB+ % of Portfolio NOI 5.5% Square Feet 133,914 Acres 14.84 Remaining Term 7.5 Year Built 1988/2000 Purchase Date Jan 2013 Occupancy 100% Demographics 3-mile Population 112,600 3-mile Avg. HHI $70,102 3-mile Median HHI $50,640

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 34 As of May 31, 2019 Falls Church, Virginia Asset Type Single-Tenant Retail Tenant 24-Hour Fitness S&P Rating NR % of Portfolio NOI 4.2% Square Feet 46,000 Acres 3.09 Remaining Term 8.6 Year Built 2012 Purchase Date May 2019 Occupancy 100% Demographics 3-mile Population 205,499 3-mile Avg. HHI $162,587 3-mile Median HHI $126,254

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 35 As of May 31, 2019 Aspen, Colorado Asset Type Single-Tenant Retail Tenant A.G. Hill S&P Rating NR % of Portfolio NOI 4.0% Square Feet 19,596 Acres n/a Remaining Term 18.7 Year Built 2015 Purchase Date Feb 2018 Occupancy 100% Demographics 3-mile Population 8,619 3-mile Avg. HHI $137,278 3-mile Median HHI $84,894

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 36 As of May 31, 2019 Katy, Texas Asset Type Single-Tenant Retail Tenant Lowe’s S&P Rating BBB+ % of Portfolio NOI 2.8% Square Feet 131,644 Acres 15.48 Remaining Term 7.7 Year Built 1997 Purchase Date Apr 2014 Occupancy 100% Demographics 3-mile Population 111,404 3-mile Avg. HHI $114,158 3-mile Median HHI $90,712

CONSOLIDATED TOMOKA Top 10 Income Property APPENDIX 37 As of May 31, 2019 Brandon, Florida Asset Type Single-Tenant Retail Tenant LA Fitness S&P Rating B+ % of Portfolio NOI 2.6% Square Feet 45,000 Acres 5.28 Remaining Term 12.9 Year Built 2006 Purchase Date Apr 2017 Occupancy 100% Demographics 3-mile Population 96,694 3-mile Avg. HHI $73,403 3-mile Median HHI $58,003

APPENDIX CONSOLIDATED TOMOKA The Map 38

APPENDIX CONSOLIDATED TOMOKA > 700 Homes Sold Since Opening in Q4 2017 Active Adult Community – 3,400 Total Homes Planned Development in Progress on Land Sold by CTO 39 Commercial/Retail Development LPGA Blvd New Phases Amenities Under Construction

APPENDIX CONSOLIDATED TOMOKA At Tomoka Town Center 276-Unit Luxury Rental Community Development in Progress on Land Sold by CTO 40 Projected development costs $39 million Leasing Commencement Q1 2019

APPENDIX CONSOLIDATED TOMOKA Membership Wholesale Club Only New Development of Sam’s Club in U.S. Development in Progress on Land Sold by CTO 41 Opening July 2019

APPENDIX CONSOLIDATED TOMOKA New Distribution Center & New Office Development in Progress on Land Sold by CTO 42 Last Mile Distribution Center for Amazon Future Home of Costa Del Mar

APPENDIX CONSOLIDATED TOMOKA New Multi-Family Location 300 Unit Multi-Family Property 43 Development in Progress on Land Sold by CTO LPGA Blvd

APPENDIX CONSOLIDATED TOMOKA Williamson Blvd. & Mason Avenue Self Storage Property 44 Development in Progress on Land Sold by CTO

END NOTES CONSOLIDATED TOMOKA 45 End Notes references utilized in this presentation There can be no assurances regarding the value ultimately received for the Company’s assets, or in the case of the transactions under contract, the likelihood that such transactions will close or the timing or final terms thereof. Certain transactions require the Company to incur the cost to provide mitigation credits necessary for applicable regulatory permits for the buyer. There can be no assurances regarding the likelihood or timing of future execution of the Company’s share repurchase program. Net operating income (“NOI”) relates to our Income Property Operations segment and is calculated based on our current portfolio as of May 31, 2019 reflecting: (i) expected estimated annualized rents and costs as of and for the twelve months ending May 31, 2019; (ii) excluding non-cash items including straight-line rent and amortization of lease intangibles and depreciation; plus (iii) annual revenue from billboard leases. As of the date of this presentation, the Company meets the required coverage ratio in the Credit Facility for repurchases of stock and anticipates, subject to customary restrictions on share repurchases, to be able to continue to make repurchases. Debt amount includes the face value of the Convertible Notes and the Credit Facility balance as of 5/31/19. There can be no assurance that the cap rate range is the proper range for the Company’s portfolio of income properties or that such cap rate range would equate to an appropriate valuation range that the Company might achieve should the income property portfolio be sold as a portfolio, individually, or as part of more than one smaller portfolios comprising the entirety of the Company’s portfolio. Dividends are set by the Board of Directors and declared on a quarterly basis, there can be no assurances as to the likelihood or amount of dividends in the future. Investment grade tenants are defined as tenants with a credit rating of BBB- or higher from the S&P rating agency and is based on our annualized rental revenue that is generated from income properties leased to investment grade tenants, including properties leased to subsidiaries of investment grade companies. There can be no assurances regarding the likelihood of achieving the potential net operating cash flow. There can be no assurances regarding the amount of our total investments or the timing of such investments.

NYSE American: CTO 2019 REITWEEK PRESENTATION Falls Church, Virginia Winston Salem, North Carolina CTO’s 50TH YEAR on the NYSE Contact Us Investor Relations: Mark E. Patten P: 386.944.5643 mpatten@ctlc.com For additional information, please see our most recent Annual Report on Form 10-K, copies of which may be obtained by writing the corporate secretary at the address noted, or at www.ctlc.com. 1140 N. Williamson Boulevard, Suite 140 Daytona Beach, FL 32114 P: 386.274.2202 Info@ctlc.com www.ctlc.com